THE PRUDENTIAL SERIES FUND, INC.
                       SP AIM Aggressive Growth Portfolio
                       SP AIM Growth and Income Portfolio

                      Supplement, dated September 22, 2000
                                       to
                        Prospectus, dated August 11, 2000

The SP AIM Aggressive Growth Portfolio and SP AIM Growth and Income Portfolio each may purchase and sell stock index futures contracts and related options on stock index futures, and may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts. Each such Portfolio also may invest in preferred stock, convertible debt, convertible preferred stock, forward foreign currency exchange contracts, restricted securities, repurchase agreements, reverse repurchase agreements and dollar rolls, warrants, when-issued and delayed delivery securities, options on stock and debt securities, options on stock indexes, options on foreign currencies, and may loan portfolio securities. Each such Portfolio may also invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include S&P Depository Receipts, World Equity Benchmark Series, NASDAQ 100 tracking shares, Dow Jones Industrial Average Instruments and Optomised Portfolios as Listed Securities. Investments in equity-linked derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in equity-linked derivatives may constitute investment in other investment companies. The SP AIM Aggressive Growth Portfolio may invest in U.S. Government securities, real estate investment trusts (up to 25% of total assets of the Portfolio) and short sales against the box (up to 10% of the value of total assets of the Portfolio). The SP AIM Growth and Income Portfolio may invest up to 20% of its total assets in foreign securities. You can find additional detail about these investment practices in the August 11, 2000 prospectus and Statement of Additional Information.


SPASUPP2